                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

| |  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                                  NETGURU, INC.
                                  -------------

                  (Name of Registrant as Specified in Charter)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          ______________________________________________________________________

     (5)  Total fee paid:
          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ______________________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:
          ______________________________________________________________________
     (3)  Filing Party:
          ______________________________________________________________________
     (4)  Date Filed:
          ______________________________________________________________________

                                  NETGURU, INC.
                            22700 Savi Ranch Parkway
                          Yorba Linda, California 92887




                             NOTICE OF ACTIONS TAKEN
                         PURSUANT TO THE WRITTEN CONSENT
                                 OF STOCKHOLDERS



To Our Stockholders:

         Notice is hereby given to the holders of the issued and outstanding shares of common stock, $0.01 par value (the "Common Stock"), and the holders of the issued and outstanding shares of Series B Cumulative Convertible Preferred Stock, $0.01 par value (the "Series B Preferred Stock"), of netGuru, Inc., a Delaware corporation (the "Company"), that the Board of Directors of the Company, the holders of a majority of the outstanding shares of Common Stock, and the holders of all of the outstanding shares of Series B Preferred Stock have approved the following corporate actions:

         1.       The adoption of the Company's Restated Certificate of
                  Incorporation.

         2.       The adoption of the Company's 2000 Stock Option Plan.

         The Board of Directors fixed the close of business on April 17, 2000 as the record date for the determination of stockholders entitled to notice of and consent to the approval and adoption of the foregoing corporate actions. Your attention is directed to the attached Information Statement.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /S/ AMRIT K. DAS

                                             AMRIT K. DAS,
                                             Chief Executive Officer


Yorba Linda, California
July 19, 2000

                                  NETGURU, INC.
                            22700 Savi Ranch Parkway
                          Yorba Linda, California 92887

                             ----------------------

                              INFORMATION STATEMENT

                             ----------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

         This Information Statement is furnished by the Board of Directors of netGuru, Inc., a Delaware corporation (the "Company"), to the holders of record of the issued and outstanding shares of common stock, $0.01 par value (the "Common Stock"), and the holders of record of the issued and outstanding shares of Series B Cumulative Convertible Preferred Stock, $0.01 par value (the "Series B Preferred Stock"), of the Company (collectively, the "Stockholders"), at the close of business on April 17, 2000 (the "Record Date") in connection with the approval of the following corporate actions: (1) the adoption of the Company's Restated Certificate of Incorporation which reflects an increase in the authorized capital stock of the Company from 25,000,000 shares to 155,000,000 shares, of which 150,000,000 shares will be designated as Common Stock and 5,000,000 shares will be designated as preferred stock, $0.01 par value (the "Preferred Stock"), with 12,000 shares of such Preferred Stock being designated as Series B Preferred Stock; and (2) the adoption of the Company's 2000 Stock Option Plan (the "2000 Plan") effective as of June 30, 2000.

         Only Stockholders of record at the close of business on the Record Date are entitled to notice of and to approve and adopt the foregoing actions. As of the Record Date, 13,289,000 shares of Common Stock were issued and outstanding and 12,000 shares of Series B Preferred Stock were issued and outstanding. Each share of Common Stock and each share of Series B Preferred Stock held of record on the Record Date represent one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions. There are no dissenters' rights with respect to any of the foregoing actions.

         The Board of Directors of the Company unanimously approved the foregoing actions by written consent effective as of June 30, 2000. The holders of a majority of the outstanding shares of Common Stock and the holders of all of the outstanding shares of Series B Preferred Stock also approved these actions by written consent as of June 30, 2000. Accordingly, your consent is not required and is not being solicited in connection with the foregoing actions.

         The Company will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement. It is anticipated that this Information Statement will be sent to the Stockholders of the Corporation on or about July 28, 2000.

         The Board of Directors does not know of any matters, other than (i) the adoption of the Company's Restated Certificate of Incorporation, and (ii) the adoption of the Company's 2000 Stock Option Plan, that require approval by the Stockholders of the Company and for which notice is to be provided to the Stockholders.

                   RESTATEMENT OF CERTIFICATE OF INCORPORATION

         Effective June 30, 2000, the Board of Directors approved the Company's Restated Certificate of Incorporation, with such Restated Certificate of Incorporation to be effective upon its filing with the Delaware Secretary of State. The Company's Restated Certificate of Incorporation reflects an increase in the total authorized capital stock of the Company from 25,000,000 shares to 155,000,000 shares, of which 150,000,000 shares will be designated as Common Stock, and 5,000,000 shares will be designated as Preferred Stock, with 12,000 shares of such Preferred Stock being designated as Series B Preferred Stock. The Company anticipates filing the Restated Certificate of Incorporation with the Delaware Secretary of State on or about August 16, 2000.

         The restatement of the Company's Certificate of Incorporation is primarily intended to increase the authorized capital stock of the Company to enable the issuance of equity in the future as necessary to fund the continued growth of the Company, and to provide in one comprehensive document a statement of the rights, preferences, privileges and restrictions of the Company's Common Stock and Series B Preferred Stock. There are no preemptive rights applicable to the Company's Common Stock or Series B Preferred Stock. A copy of the Company's Restated Certificate of Incorporation is attached to this Information Statement as EXHIBIT A.

REQUIRED VOTE OF STOCKHOLDERS

         The written consent of a majority of the shares of Common Stock and two-thirds of the shares of Series B Preferred Stock in favor of adoption of the Company's Restated Certificate of Incorporation was required for the approval of this proposal. The required vote to approve this proposal was obtained by the Company on June 30, 2000.


                       ADOPTION OF 2000 STOCK OPTION PLAN

         On April 16, 1996, the Board of Directors and the then sole stockholder of the Company adopted the Company's 1996 Stock Option Plan (the "1996 Plan") by action taken without a meeting of the directors and sole stockholder by written consent. On February 6, 1997, the Board of Directors adopted the 1997 Stock Option Plan (the "1997 Plan") by action taken without a meeting of the directors by written consent. The 1997 Plan was approved by a majority of the stockholders at the annual meeting of stockholders on September 25, 1997. On November 4, 1998, the Board of Directors adopted the 1998 Stock Option Plan (the "1998 Plan") by action taken without a meeting of the directors by written consent. The 1998 Plan was approved by a majority of the stockholders at the annual meeting of stockholders on December 15, 1998. Effective June 30, 2000, the Board of Directors approved the Company's 2000 Stock Option Plan (the "2000 Plan") by action taken without a meeting of the directors by written consent. The 1996 Plan, the 1997 Plan, the 1998 Plan and the 2000 Plan are sometimes collectively referred to herein as the "Plans".

         The Plans are designed to enable the Company to offer an incentive-based compensation system to employees, officers and directors of the Company, to consultants of the Company and to employees of companies who do business with the Company. The Plans provide for the grant of incentive stock options ("ISOs"), nonqualified stock options ("NQOs") and the 1996 Plan provides for the grant of director nonqualified stock options ("Director NQOs") (ISOs, NQOs and Director NQOs are collectively referred to herein as "Options"). As of June 30, 2000, the Company had a total of approximately 320 employees, officers and directors eligible to receive Options under the Plans.

         As of June 30, 2000, a total of 311,428 NQOs granted under the 1996 Plan were outstanding, a total of 50,000 Director NQOs granted under the 1996 Plan were outstanding, and a total of 66,800 ISOs granted under the 1996 Plan were outstanding. As of June 30, 2000, a total of 182,333 NQOs granted under the 1997 Plan were outstanding and a total of 313,968 ISOs granted under the 1997 Plan were outstanding. As of June 30, 2000, a total of 500,530 NQOs granted under the 1998 Plan were outstanding and a total of 470,200 ISOs granted under the 1998 Plan were outstanding. As of June 30, 2000, an aggregate of 155,609 shares of the Company's Common Stock have been issued pursuant to the exercise of NQOs granted under the 1996 Plan, the 1997 Plan and the 1998 Plan. As of that same date, an aggregate of 114,232 shares of the Company's Common Stock have been issued pursuant to the exercise of ISOs granted under the 1996 Plan, the 1997 Plan and the 1998 Plan.

         The Company has registered, at the Company's expense, with the Securities and Exchange Commission (the "Commission") on a Form S-8 Registration Statement, the shares of Common Stock issuable under the 1996 Plan, the 1997 Plan and the 1998 Plan.

         The following summary description of the Plans is qualified in its entirety by reference to the full text of the Plans. A copy of the 2000 Plan is attached to this Information Statement as EXHIBIT B.

SHARES SUBJECT TO THE PLANS

         A total of 588,000 shares of the Company's Common Stock are authorized for issuance under the 1996 Plan. A total of 600,000 shares of the Company's Common Stock are authorized for issuance under the 1997 Plan. A total of 1,000,000 shares of the Company's Common Stock are authorized for issuance under the 1998 Plan. A total of 1,000,000 shares of the Company's Common Stock are authorized for issuance under the 2000 Plan. There are no preemptive rights applicable to the Company's Common Stock. Any shares of Common Stock which are subject to an award but are not used because the terms and conditions of the award are not met, or any shares which are used by participants to pay all or part of the purchase price of any Option, may again be used for awards under the Plans.

ADMINISTRATION

         The Plans are administered by a committee ("Committee") of not less than two nor more than five persons appointed by the Board of Directors, each of whom must be a director of the Company. The 1996 Plan provides that members of the Committee are not eligible to receive Options under the 1996 Plan (other than Director NQOs). The 2000 Plan provides that the Board of Directors may act as the Committee at any time or from time to time. It is the intent of the Plans that they be administered in a manner such that option grants and exercises would be "exempt" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Committee is empowered to select those eligible persons to whom Options shall be granted under the Plans, to determine the time or times at which each Option shall be granted, whether Options will be ISOs or NQOs, and the number of shares to be subject to each Option, and to fix the time and manner in which each such Option may be exercised, including the exercise price and option period, and other terms and conditions of such Options, all subject to the terms and conditions of the Plans. The Committee has sole discretion to interpret and administer the Plans, and its decisions regarding the Plans are final.

OPTION TERMS

         ISOs granted under the Plans must have an exercise price of not less than 100% of the fair market value of the Common Stock on the date the ISO is granted and must be exercised within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of the total voting securities of the Company on the date of grant, such exercise price shall be not less than 110% of fair market value on the date of grant, and the option period may not exceed five years. NQOs granted under the Plans must have an exercise price of not less than 85% of the fair market value of the Common Stock on the date the NQO is granted.

         Options may be exercised during a period of time fixed by the Committee, except that no Option may be exercised more than ten years after the date of grant, or more than five years from the date of grant in the case of an ISO granted to a stockholder owning more than 10% of the voting securities of the Company. In the discretion of the Committee, payment of the purchase price for the shares of stock acquired through the exercise of an Option may be made in cash, shares of the Company's Common Stock or a combination of cash and shares of the Company's Common Stock.

AMENDMENT AND TERMINATION

         The Plans may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Board of Directors. The Board of Directors may not (i) materially impair any outstanding Options without the express consent of the optionee or (ii) materially increase the number of shares subject to the Plans, materially increase the benefits accruing to optionees under the Plans, materially modify the requirements as to eligibility to participate in the Plans or alter the method of determining the Option exercise price without stockholder approval. No Option may be granted under the 1996 Plan, the 1997 Plan, the 1998 Plan and the 2000 Plan after April 15, 2006, February 5, 2007, November 3, 2008 and June 29, 2010, respectively.

FEDERAL INCOME TAX CONSEQUENCES

         NQOS.
         -----

         Holders of NQOs do not realize income as a result of a grant of the Option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of Common Stock on the date of exercise of the NQO exceeds the exercise price paid. The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of an NQO.

         In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his Option.

         ISOS.
         -----

         Holders of ISOs will not be considered to have received taxable income upon either the grant of the Option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the Option exercise price paid if no disposition of the shares has taken place within either (a) two years from the date of grant of the Option or (b) one year from the date of transfer of the shares to the optionee upon exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of (1) the fair market value of the Option stock minus the Option price, or (2) the amount realized minus the Option price. Any gain in excess of these amounts, presumably will be treated as capital gain. The Company will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the Option shares.

         Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the Option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year or two-year periods described above, there should be no "item of tax preference" arising from the Option exercise.

POSSIBLE ANTI-TAKEOVER EFFECTS

         Although not intended as an anti-takeover measure by the Board of Directors, one of the possible effects of the Plans could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the directors and officers of the Company. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such an attempt.

         In addition, Options may, in the discretion of the Committee, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the assets of the Company, or other attempted changes in the control of the Company. In the opinion of the Board of Directors, such an acceleration provision merely ensures that optionees under the Plans will be able to exercise their Options as intended by the Board of Directors and stockholders of the Company prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The Board of Directors is, however, presently unaware of the possibility of any hostile takeovers involving the Company.

REQUIRED VOTE OF STOCKHOLDERS

         The written consent of a majority of the shares of Common Stock and Preferred Stock, voting together as a single class, was required to approve the 2000 Plan. The required vote was obtained by the Company on June 30, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of May 26, 2000, certain information with respect to (i) each director of the Company, (ii) the Named Executives,
(iii) all of the directors and executive officers of the Company as a group, and
(iv) each person known to be the beneficial owner of more than 5% of the Company's Common Stock, including the number of shares of Common Stock beneficially owned by each of them. Unless otherwise indicated, the persons named hold sole voting and investment power with respect to the shares shown opposite their respective names. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Commission.

            NAME AND ADDRESS                        AMOUNT AND NATURE OF                 PERCENT OF COMMON STOCK
           OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP(1)
------------------------------------------ ---------------------------------------- ----------------------------------
Amrit K. Das(2)(3)(4)                                      2,649,518                                19.8%

Santanu Das(3)(5)                                          2,684,900                                20.0%

Sormistha Das(6)                                           1,862,924                                14.0%

Jyoti Chatterjee(2)(3)(7)                                    424,623                                 3.2%

Dan W. Heil(3)(8)                                            200,576                                 1.5%

Stephen Owen(2)(9)                                           136,857                                 1.0%

Clara Young(2)(10)                                            95,705                                    *

Wayne L. Blair(2)(11)                                         66,333                                    *

Bruce E. Cummings(3)(12)                                      20,000                                    *

All directors and executive officers as                    6,278,512                                45.3%
a group (10 persons)(13)

------------------
* Represents less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days after May 26, 2000, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.

(2) Named executive officer of the Company. The address of each executive officer is c/o netGuru, Inc., 22700 Savi Ranch Parkway, Yorba Linda, California 92887.

(3) Director of the Company. The address of each director is c/o netGuru, Inc., 22700 Savi Ranch Parkway, Yorba Linda, California 92887.

(4) Includes 2,509,518 shares of Common Stock held by the A. and P. Das Living Trust. Also includes 90,000 shares of Common Stock underlying options. Also includes 50,000 shares of Common Stock held by the Parabi Das Foundation, Inc., of which Mr. Das is the Trustee; Mr. Das disclaims beneficial ownership of these shares. Does not include 1,862,924 shares of Common Stock held by Mr. Das' daughter, Sormistha Das, or 2,554,900 shares of Common Stock beneficially held by Mr. Das' son, Santanu Das. Mr. Das disclaims beneficial ownership of the shares of Common Stock held by Sormistha Das and Santanu Das.

(5) Includes 130,000 shares of Common Stock underlying options. Mr. Das is the son of Amrit Das, the Company's Chief Executive Officer.

(6)   The address for Ms. Das is 1043 Taylor Court, Anaheim Hills, California
      92808.

(7)   Includes 159,333 shares of Common Stock underlying options.

(8) Includes 20,000 shares of Common Stock underlying options. Mr. Heil resigned from the position of director on May 31, 2000.

(9)   Includes 53,333 shares of Common Stock underlying options.

(10)  Includes 60,333 shares of Common Stock underlying options.

(11)  Consists solely of 66,333 shares of Common Stock underlying options.

(12)  Consists solely of 20,000 shares of Common Stock underlying options.

(13)  Includes 599,332 shares of Common Stock underlying options.

                             EXECUTIVE COMPENSATION

         Set forth below is information concerning the annual and long-term compensation for services in all capacities to the Company of the Company's Chief Executive Officer and the other executive officers of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the fiscal years ended March 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE
                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                   ANNUAL COMPENSATION              AWARDS
                                             -------------------------------     -----------
                                                                                  SECURITIES
            NAME AND                                          OTHER ANNUAL        UNDERLYING           ALL OTHER
       PRINCIPAL POSITION           YEAR     SALARY ($)   COMPENSATION(1)($)      OPTIONS (#)      COMPENSATION ($)
       ------------------           ----     ----------     ----------------      -----------        ------------
Amrit K. Das                        2000       322,400            --                  --              28,055(2)
   Chief Executive Officer          1999       260,000            --                 120,000          16,506(2)
                                    1998       260,000          66,071                --              15,824(2)

Jyoti Chatterjee                    2000       209,160            --                  --              11,116(3)
   President, Chief Operating       1999       156,000            --                 100,000           9,360(3)
   Officer                          1998       156,000            --                  30,000           9,360(3)

Wayne L. Blair                      2000       161,046            --                  --               9,338(3)
   Chief Financial Officer,         1999       125,000            --                  60,000           2,019(3)
   Treasurer, Senior Vice           1998        60,096            --                  80,000              --
   President

Clara Young                         2000       121,100            --                  --               8,111(3)
   Vice President,                  1999       104,000            --                  25,000           6,040(3)
   Administration                   1998       104,000            --                  15,000           6,240(3)

Stephen Owen (4)                    2000       111,002            --                  --              51,094(5)
   Senior Vice President,
   European Operations

--------------------------

(1) The costs of certain benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total annual salary and bonus as reported above.

(2) Represents 401(k) contributions made by the Company as well as premiums paid by the Company pursuant to a split-dollar life insurance policy established by the Company for the benefit of Mr. Das in the amount of $16,855 in 2000, $7,006 in 1999, and $6,324 in 1998.

(3) Represents 401(k) contributions made by the Company on behalf of the Named Executive.

(4) Information related to fiscal years ended March 31, 1999 and 1998 is omitted because Mr. Owen did not meet the criteria to be included in the Summary Compensation Table during those years.

(5) Represents contributions to pension plan of $36,619 and car allowance of $14,475.

OPTION GRANTS IN LAST FISCAL YEAR

         The Company did not grant any stock options to its Named Executives during the fiscal year ended March 31, 2000. The Company has never granted any stock appreciation rights.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         Set forth below is information with respect to the number of shares of the Company's Common Stock acquired upon the exercise of options, the value realized therefor, the number of unexercised options at March 31, 2000 and the value of unexercised in-the-money options at March 31, 2000 for the Named Executives in the Summary Compensation Table above. An option is "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the option. The Named Executives did not hold any stock appreciation rights during the fiscal year ended March 31, 2000.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                         NUMBER OF
                                                                         SECURITIES                 VALUE OF
                                                                         UNDERLYING               UNEXERCISED
                                                                        UNEXERCISED               IN-THE-MONEY
                                                                    OPTIONS AT MARCH 31,      OPTIONS AT MARCH 31,
                                                                          2000 (#)                  2000 ($)
                                  SHARES                             -----------------         ---------------
                                ACQUIRED ON          VALUE              EXERCISABLE/              EXERCISABLE/
NAME                           EXERCISE (#)      REALIZED ($)          UNEXERCISABLE             UNEXERCISABLE
----                          --------------     ------------        -----------------         ---------------

Amrit K. Das                        --                --              90,000 / 80,000        2,430,500 / 2,136,000
Jyoti Chatterjee                    --                --             149,333 / 76,667        4,056,000 / 2,070,000
Wayne L. Blair                     7,000            162,313           66,333 / 66,667        1,837,688 / 1,810,000
Clara Young                         --                --              55,333 / 21,667        1,503,250 /   585,000
Stephen Owen                        --                --              53,333 / 26,667        1,525,000 /   760,000

COMPENSATION OF DIRECTORS

         The Company's directors do not currently receive any cash compensation for service on the Company's Board of Directors or any committee thereof, but directors may be reimbursed for certain expenses in connection with attendance at Board of Directors and committee meetings.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         As of May 1, 1996, the Company entered into five-year employment agreements with each of Amrit K. Das, Jyoti Chatterjee and Clara Young. The agreements, which became effective upon the closing of the Company's initial public offering, provide that Mr. Das, Mr. Chatterjee and Ms. Young will receive minimum base annual salaries of $260,000, $156,000 and $104,000, respectively. Each employment agreement also provides for the grant of an annual bonus with such bonuses, if any, to be determined by the compensation committee of the Company's Board of Directors. The agreements additionally provide that, upon a termination of employment without cause during the term of the agreement, the employee shall be entitled to his or her base salary through the remainder of the term of the agreement, and all stock options to which he or she would have been entitled during the full term of the agreement will vest immediately.

                           ACTIONS BY WRITTEN CONSENT

         Under the Delaware General Corporation Law and the Company's Bylaws, any action which may be taken at any meeting of the stockholders may also be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (here, a majority of the outstanding shares of Common Stock and Preferred Stock of the Company) and the required consent is received by the Company within sixty days of the earliest dated consent. Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent must be given to those stockholders who have not consented in writing.

         Effective April 14, 2000, by action by written consent in lieu of a special meeting of the Board of Directors, the Board of Directors of the Company fixed April 17, 2000 as the Record Date for purposes of determining the holders of record of the Company's Common Stock and Preferred Stock eligible to notice of and entitled to give their consent to the actions proposed above.

         Effective as of June 30, 2000, the holders of a majority of the shares of Common Stock outstanding as of April 17, 2000 approved and adopted the foregoing actions by written consent. Also effective as of June 30, 2000, the holders of all of the shares of Series B Preferred Stock issued and outstanding as of April 17, 2000 approved and adopted the foregoing actions by unanimous written consent. Accordingly, your consent is not required and is not being solicited in connection with the foregoing actions.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), proposals by stockholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's next annual meeting of stockholders must have been received by the Company at its principal executive offices on or before June 15, 2000 for consideration by the Company for possible inclusion in the proxy material for that meeting. Such proposals should have been addressed to the Company's Secretary and may be included in the proxy materials for that meeting if they complied with certain rules and regulations of the Commission governing stockholder proposals. For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than August 29, 2000. If a stockholder fails to so notify the Company of any such proposal prior to such date, management of the Company will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in the Company's proxy statement).

                           INCORPORATION BY REFERENCE

         This Information Statement incorporates certain business and financial information about the Company that has not been included in or delivered with this document. The Company will provide copies of any and all of these materials (excluding exhibits), without charge, upon written or oral request to: netGuru, Inc., 22700 Savi Ranch Parkway, Yorba Linda, California 92887, Attention:
Investor Relations Department; telephone: (714) 974-2500. For additional information about the availability of documents concerning the Company that have been filed with the Commission, see "Available Information" immediately below.

         This Information Statement incorporates by reference the Company's annual report on Form 10-KSB for the twelve months ended March 31, 2000 as filed with the Commission on June 26, 2000.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein modifies or supersedes such previous statement and to the extent that any subsequently filed document modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

         All information appearing in this Information Statement is qualified in its entirety by the information and financial statements (including notes thereto) appearing in the document incorporated herein by reference.

                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the Commission relating to its business, financial statements and other matters. Reports and information statements filed pursuant to the informational requirements of the Exchange Act and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Midwest Regional Offices at 500 West Madison Street, Chicago, Illinois 60606 and Northeast Regional Office at 7 World Trade Center, New York, New York 10048. Copies of such material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be obtained electronically by visiting the Commission's web site on the Internet at http://www.sec.gov. The Common Stock of the Company is listed for quotation on the Nasdaq National Market under the symbol "NGRU."

                                                                       EXHIBIT A

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  NETGURU, INC.

         netGuru, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

         A. The present name of the Corporation is netGuru, Inc. The Corporation was originally incorporated under the name Research Engineers, Inc., and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on April 16, 1996.

         B. Pursuant to Sections 245 and 242 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates, integrates and further amends the provisions of the Certificate of Incorporation of this Corporation.

         C. The text of the Certificate of Incorporation of this Corporation shall be amended and restated to read in full as follows:

                                       I

         1.1 NAME. The name of the Corporation is NETGURU, INC.

         1.2 PURPOSE AND DURATION. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware. The Corporation is to have perpetual existence.

                                       II

         2.1 REGISTERED OFFICE AND AGENT. The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, City of Wilmington, New Castle County, Delaware 19805-1297. The registered agent for service of process at that address is Corporation Service Company.

         2.2 DIRECTORS. The number of directors which shall constitute the whole Board of Directors of the Corporation (the "Board of Directors") shall be fixed by or in the manner provided in the Bylaws of the Corporation. Directors need not be elected by written ballot.

         2.3 CHANGES TO CERTIFICATE OF INCORPORATION AND BYLAWS. Subject to the terms and conditions contained herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

                                      III

         3.1 AUTHORIZED SHARES. The Corporation is authorized to issue two classes of shares, designated "Common Stock" and "Preferred Stock." The total number of shares which the Corporation shall have authority to issue is 155,000,000, of which 150,000,000 shall be designated Common Stock, par value of $.0l per share, and 5,000,000 shall be designated Preferred Stock, par value of $.0l per share. Of the 5,000,000 shares designated as Preferred Stock, 12,000 shares shall be designated Series B Cumulative Convertible Preferred Stock (the "Series B Preferred") and shall have the rights, preferences, privileges and restrictions specified in Section 3.3 below.

         3.2 UNDESIGNATED PREFERRED STOCK. Subject to Section 3.3 hereof, the remaining 4,988,000 shares of Preferred Stock may be issued from time to time in one or more classes or series as the Board of Directors, by resolution or resolutions, may from time to time determine, each of said classes or series to be distinctively designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such class or series may differ from those of any and all other classes or series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority, subject to any limitations contained in any class or series of Preferred Stock at any time outstanding, to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such class or series, including, but without limiting the generality of the foregoing, the following:

                  (a) The distinctive designation of, and the number of shares of Preferred Stock that shall constitute, such class or series, which number (except as otherwise provided by the Board of Directors in the resolution establishing such class or series) may be increased or decreased (but not below the number of shares of such class or series then outstanding) from time to time by like action of the Board of Directors;

                  (b) The rights in respect of dividends, if any, of such class or series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or any other series of the same or other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

                  (c) The right, if any, of the holders of such class or series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation and the terms and conditions of such conversion or exchange;

                  (d) Whether or not shares of such class or series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, shares of such class or series of Preferred Stock may be redeemed;

                  (e) The rights, if any, of the holders of such class or series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation;

                  (f) The terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of such class or series of Preferred Stock;

                  (g) The voting powers, if any, of the holders of any class or series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, include the right, voting as a class or series by itself or together with the holders of any other class or classes or series of the same or other class or classes of Preferred Stock or all classes or series of Preferred Stock, to elect one or more directors of the Corporation (which, without limiting the generality of the foregoing, may include a specified number or portion of the then-existing number of authorized directorships of the Corporation, or a specified number or portion of directorships in addition to the then-existing number of authorized directorships of the Corporation) generally or under such specific circumstances and on such conditions, as shall be provided in the resolution or resolutions of the Board of Directors adopted pursuant hereto; and

                  (h) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as the Board of Directors shall determine.

         3.3 SERIES B PREFERRED. A statement of the rights, preferences, privileges and restrictions granted to or imposed on the Series B Preferred and the holders thereof is as follows:

                  3.3.1 DIVIDENDS. The holders of Series B Preferred shall have dividend rights as follows:

                           (a) CUMULATIVE. The holders of the Series B Preferred
shall be entitled to receive cumulative dividends at the per share rate of five percent (5%) of the Liquidation Preference (as defined below) of each Preferred Share, per annum accruing daily and payable quarterly on March 31, June 30, September 30 and December 31 of each year (each a "Dividend Payment Date") commencing with the first Dividend Payment Date occurring after the original issuance date of such share, in preference and priority to any payment of any dividend on the Common Stock (as defined below) or any other class or series of equity security of the Corporation. Such dividends shall accrue (or shall be deemed to have accrued) on any given share from the most recent date on which a dividend has been paid with respect to such share, or if no dividends have been paid, from March 8, 2000, and such dividends shall accrue from day to day whether or not declared, based on the actual number of days elapsed. If at any time dividends on the outstanding Series B Preferred at the rate set forth above shall not have been paid or declared and set apart for payment with respect to all preceding periods, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by way of dividend or otherwise, shall be declared or paid upon or set apart for the shares of any other class or series of equity security of the Corporation. For so long as any Series B Preferred are outstanding, the Corporation shall not pay any dividends on any shares of Common Stock or any shares of any other capital stock, or repurchase any shares of Common Stock or capital stock, without having received written consent of two-thirds in interest of the holders of Series B Preferred, except as otherwise provided herein or in the Purchase Agreement or Registration Rights Agreement (as such terms are defined herein) with respect to the Option Shares, Series B Preferred, Warrants and underlying Common Shares thereof. For purposes of computing any per diem accrual, calculations shall be made using a 360-day year.

                           (b) PIK PAYMENT OR CASH PAYMENT. Any dividend payable
on the outstanding Series B Preferred shall be paid by adding the amount thereof to the Liquidation Preference (as defined below) of such Series B Preferred. Upon the payment of dividends as required by the immediately preceding sentence, such dividends will be deemed paid in full. Notwithstanding the foregoing, the Corporation may pay dividends in cash if on 10 Trading Days' (as defined below) irrevocable prior written notice, it informs the holders of the Series B Preferred of its election to pay cash dividends. Following notice of payment of cash dividends by the Corporation, all dividends on the Series B Preferred shall be paid in cash, until such time as the Corporation provides 10 Trading Days' irrevocable written notice to the holders of Series B Preferred of its election to pay dividends in-kind.

                  3.3.2 LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series B Preferred shall be entitled to receive, out of the assets of the Corporation available for distribution to stockholders, prior and in preference to any distribution of any assets of the Corporation to the holders of any other class or series of equity securities, the amount of $1,000 per share plus (i) dividends added to the Liquidation Preference in accordance with Section 3.3.1(b) above; (ii) all accrued but unpaid dividends; and (iii) all "Monthly Delay Payments" payable under the Registration Rights Agreement (as defined below) (the "Liquidation Preference").

                  3.3.3 ISSUANCE OF SERIES B PREFERRED. The Series B Preferred have been issued by the Corporation pursuant to that certain Exchange Agreement, dated as of March 30, 2000 ("Exchange Agreement") between the Corporation and the initial subscriber(s) for the Series B Preferred thereunder (the "Subscriber"), in exchange for Series A Cumulative Convertible Preferred Stock, which were issued to the Subscriber pursuant to that certain Securities Purchase Agreement dated as of March 8, 2000 ("Purchase Agreement") between the Corporation and the Subscriber. The holders of Series B Preferred shall enjoy the benefits of the Registration Rights Agreement, dated as of March 8, 2000 ("Registration Rights Agreement") between such parties in connection with the Purchase Agreement.

                  3.3.4 CONVERSION. Each holder of the Series B Preferred shall have the right at any time and from time to time, at the option of such holder, to convert any or all Series B Preferred held by such holder, for such number of fully paid, validly issued and nonassessable shares ("Common Shares") of common stock, par value $0.01, of the Corporation ("Common Stock"), free and clear of any liens, claims or encumbrances, as is determined by dividing (i) the Liquidation Preference times the number of Series B Preferred being converted (the "Conversion Amount"), by (ii) the applicable Conversion Price determined as hereinafter provided in effect on the Conversion Date. Immediately following such conversion, the rights of the holders of converted Series B Preferred shall cease and the persons entitled to receive the Common Shares upon the conversion of Series B Preferred shall be treated for all purposes as having become the owners of such Common Shares, subject to the rights provided herein to holders.

                           (a) MECHANICS OF CONVERSION. To convert Series B
Preferred into Common Shares, the holder shall give written notice ("Conversion Notice") to the Corporation in the form of page 1 of the form previously provided to and agreed to by Subscriber (which Conversion Notice may be given by facsimile transmission no later than the Conversion Date) stating that such holder elects to convert the same and shall state therein the number of Series B Preferred to be converted and the name or names in which such holder wishes the certificate or certificates for Common Shares to be issued (the conversion date specified in such Conversion Notice shall be referred to herein as the "Conversion Date"). Either simultaneously with the delivery of the Conversion Notice, or within one (1) Trading Day (as defined below) thereafter, the holder shall deliver (which also may be done by facsimile transmission) the second page of the form previously provided to and agreed to by Subscriber indicating the computation of the number of Common Shares to be received. As soon as possible after delivery of the Conversion Notice, such holder shall surrender the certificate or certificates representing the Series B Preferred being converted, duly endorsed, at the office of the Corporation or, if identified in writing to all the holders by the Corporation, at the offices of any transfer agent for such shares. The Corporation shall, immediately upon receipt of such Conversion Notice, issue and deliver to or upon the order of such holder, against delivery of the certificates representing the Series B Preferred which have been converted, a certificate or certificates for the number of Common Shares to which such holder shall be entitled (with the number of and denomination of such certificates designated by such holder), and the Corporation shall immediately issue and deliver to such holder a certificate or certificates for the number of Series B Preferred (including any fractional shares) which such holder has not yet elected to convert hereunder but which are evidenced in part by the certificate(s) delivered to the Corporation in connection with such Conversion Notice. The Corporation shall effect such issuance of Common Shares (and certificates for unconverted Series B Preferred) within three (3) Trading Days of the Conversion Date and shall transmit the certificates by messenger or overnight delivery service to reach the address designated by such holder within three (3) Trading Days after the receipt of such Conversion Notice ("T+3"). If certificates evidencing the Common Shares are not received by the holder within five (5) Trading Days of the Conversion Notice, then the holder will be entitled to revoke and withdraw its Conversion Notice, in whole or in part, at any time prior to its receipt of those certificates. In lieu of delivering physical certificates representing the Common Shares issuable upon conversion of Series B Preferred, provided the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder, the Corporation shall use its best efforts to cause its transfer agent to electronically transmit the Common Shares issuable upon conversion or exercise to the holder, by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described above shall apply to the electronic transmittals through the DWAC system. The parties agree to coordinate with DTC to accomplish this objective. The conversion pursuant to this Section 3.3.4 shall be deemed to have been made immediately prior to the close of business on the Conversion Date. The person or persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares at the close of business on the Conversion Date.

                           The term "Trading Day" means a day on which there is
trading on the Nasdaq National Market or such other market or exchange on which the Common Stock is then principally traded.

                           If a holder of Series B Preferred converts any of
such holder's Series B Preferred, the Corporation shall pay any documentary or stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, such holder shall pay any such tax that is due because the shares of Common Stock are issued in a name other than such holder's name.

                           The Corporation's obligation to issue Common Shares
upon conversion of Series B Preferred shall, except as set forth below, be absolute, is independent of any covenant of any holder of Series B Preferred, and shall not be subject to: (i) any offset or defense; or (ii) any claims against the holders of Series B Preferred whether pursuant to this Restated Certificate of Incorporation, the Purchase Agreement, the Registration Rights Agreement, the Exchange Agreement or otherwise.

                           (b) DETERMINATION OF CONVERSION PRICE. The Conversion
Price applicable with respect to the Series B Preferred (the "Conversion Price"), shall be as follows:

                               (i) Subject to clause (iii) below, beginning on
the date of closing of the Purchase Agreement (the "Closing Date") up until and including the 20th Trading Day following the Closing Date, the Conversion Price (subject to adjustment as hereinafter set forth as if such price were an Affected Conversion Price, as defined in Section 3.3.4(c) below) shall be a price equal to 120% of the Closing Price;

                               (ii) Subject to clause (iii) below, on and after
the 21st Trading Day following the Closing Date up until but not including the 90th day following the Closing Date, the Conversion Price shall be a price equal to 120% of the Closing Price, subject to adjustment as hereinafter set forth (the "Fixed Price").

                               (iii) Beginning on the earlier of (a) the 90th
day after the Closing Date or (b) the date of any announcement or public disclosure (or the event itself, if earlier) of any event described in Section 3.3.4(l) below, and at all times thereafter, the Conversion Price shall be the lesser of:

                                     (A) the Fixed Price or

                                     (B) the Market Price.

                              As used herein "Closing Price" shall equal $23.75.

                           As used herein, "Market Price" shall mean the average
of the lowest closing bid prices of the Common Stock recorded on the Principal Market (as reported by the Bloomberg financial network or any successor reporting service) on any 5 Trading Days out of the 20 Trading Days (the "Market Price Period") immediately prior to the Conversion Date (including the Trading Day immediately preceding the Conversion Date); PROVIDED, HOWEVER, that in the event of any default under Section 3.16 of the Purchase Agreement or, if earlier, upon any announcement or public disclosure that the transactions or events described in Section 3.16 of the Purchase Agreement will not occur or will not longer be in effect, the "Market Price" shall equal ninety percent (90%) of the average of the five (5) lowest closing bid prices of Common Stock during the Market Price Period.

                           As used herein, "Principal Market" shall mean Nasdaq
National Market or such other market where the Common Stock is then listed for trading.

                           From time to time and at any time there is an
announcement or public disclosure that the transactions or events described in
Section 3.16 of the Purchase Agreement will not occur or will not longer be in effect, and on June 30, 2000 or any subsequent time if there shall be any default under such Section 3.16 of the Purchase Agreement, the "Fixed Price" hereunder shall be adjusted downward to equal 120% of the lowest 5 closing bid prices of Common Stock recorded on the Principal Market for the 20 Trading Days immediately following such time or date. In no event shall the Fixed Price be increased, and no decrease shall be reversed upon any cure of any such default.

                  (c) STOCK SPLITS; DIVIDENDS; ADJUSTMENTS.

                           (i) If the Corporation, at any time while the Series
B Preferred are outstanding, (A) shall pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding Common Shares into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then each Affected Conversion Price (as defined below) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 3.3.4(c)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                           As used herein, the Affected Conversion Prices (each
an "Affected Conversion Price") shall refer to: (i) the Fixed Price; and (ii) each reported price for the Common Stock on the Principal Market occurring on any Trading Day included in the Market Price Period, which Trading Day occurred before the record date in the case of events referred to in clause (A) of this subparagraph 3.3.4(c)(i) and the effective date in the case of the events referred to in clauses (B) and (C) of this subparagraph 3.3.4(c)(i).

                           (ii) In the event that the Corporation issues or
sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock (other than Series B Preferred), or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock (other than shares or options issued or which may be issued pursuant to (i) the Corporation's current or future employee, director or BONA FIDE consultant option plans or shares issued upon exercise of options, warrants or rights outstanding on the date of the Purchase Agreement and listed in the Corporation's most recent periodic report filed under the Securities Exchange Act of 1934, as amended, (ii) arrangements with the holders of Series B Preferred, (iii) an underwriting agreement, to one or more underwriters in connection with a bona fide public offering (as defined herein), or (iv) strategic acquisitions of other entities by the Corporation which engage in businesses related or complementary to the Corporation's business) at an effective purchase price per share which is less than the greater of (1) the closing market price per share of the Common Stock on the Principal Market on the Trading Day next preceding such issue or sale or, in the case of issuances to holders of its Common stock, the date fixed for the determination of stockholders entitled to receive such warrants, rights, or options ("Fair Market Price") or (2) the Fixed Price, then in each such case, the Fixed Price in effect immediately prior to such issue or sale or record date, as applicable, shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Fixed Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock and Convertible Securities (as defined below) outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Corporation for such additional shares would purchase at such Fixed Price or Fair Market Price, as the case may be; and
(y) the denominator of which shall be the number of shares of Common Stock and Convertible Securities (as defined below) of the Company outstanding immediately after such issue or sale.

                           For purposes of the preceding paragraph, in the event
that the effective purchase price is less than both the Fair Market Price and the Fixed Price, then the calculation method which yields the greatest downward adjustment in the Conversion Price shall be used.

                           For the purposes of the foregoing adjustment, in the
case of the issuance of any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock ("Convertible Securities"), the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

                           (iii) If the Corporation, at any time while the
Series B Preferred are outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Corporation or any of its subsidiaries (excluding those referred to in Sections 3.3.4(c)(i) or 3.3.4(c)(ii) above), then concurrently with such distributions to holder of Common Stock, the Corporation shall distribute to holders of the Series B Preferred, the amount of such indebtedness, assets, cash or rights or warrants which the holders of Series B Preferred would have received had they converted all their Series B Preferred into Common Shares immediately prior to the record date for such distribution.

                           (iv) Whenever the Conversion Price is adjusted
pursuant to Section 3.3.4(c)(i) or (ii) above or the Corporation makes a distribution as described in Section 3.3.4(c)(iii) above, the Corporation shall promptly mail to each holder of the Series B Preferred a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, or setting forth a description of the distribution and the facts surrounding same.

                           (v) All calculations under this Section 3.3.4(c)
shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

                           (vi) No adjustment in the Conversion Price shall
reduce the Conversion price below the then par value of the Common Stock.

                           (vii) The Corporation from time to time may reduce
the Conversion Price by any amount for any period of time if the period is at least 20 Trading Days and if the reduction is irrevocable during the period. Whenever the Conversion Price is reduced, the Corporation shall mail to the holders of Series B Preferred a notice of the reduction. The Corporation shall mail, first class, postage prepaid, the notice at least 15 days before the date the reduced Conversion Price takes effect. The notice shall state the reduced Conversion Price and the period it will be in effect. A reduction of the Conversion Price does not change or adjust the Conversion Price otherwise in effect for purposes of Section 3.3.4(c)(i), (ii), or (iii).

                  (d) NOTICE OF RECORD DATE. In the event of any taking by the Corporation of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive additional Common Shares, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall deliver to each holder of Series B Preferred at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right and the amount and character of such dividend, distribution, security or right.

                  (e) ISSUE TAXES. The Corporation shall pay any and all issue and other taxes, excluding any income, franchise or similar taxes, that may be payable in respect of any issue or delivery of Common Shares on conversion of Series B Preferred pursuant hereto. However, the holder of any Series B Preferred shall pay any tax that is due because the Common Shares issuable upon conversion thereof are issued in a name other than such holder's name.

                  (f) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purposes of effecting the conversion of the Series B Preferred, an amount of Common Shares equal to 200% of the number of shares issuable upon conversion of the Series B Preferred at the then applicable Conversion Price. The Corporation promptly will take such corporate action as may, in the opinion of its outside counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including without limitation engaging in best efforts to obtain the requisite stockholder approval.

                  (g) FRACTIONAL SHARES. No fractional shares shall be issued upon the conversion of any Series B Preferred. All Common Shares (including fractions thereof) issuable upon conversion of more than one Preferred Share by a holder thereof and all Series B Preferred issuable upon the purchase thereof shall be aggregated for purposes of determining whether the conversion and/or purchase would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion and/or purchase would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, either round up the number of shares to the next highest whole number or, at the Corporation's option, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the Conversion Date (as determined in good faith by the Board of Directors of the Corporation).

                  (h) REORGANIZATION, MERGER OR GOING PRIVATE. In case of any reorganization or any reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with or into any other corporation or corporations or a sale or transfer of all or substantially all of the assets of the Corporation to any other person or a "going private" transaction under Rule 13e-3 promulgated pursuant to the Exchange Act, then, as part of such reorganization, consolidation, merger, or transfer if the holders of shares of Common Stock receive any publicly traded securities as part or all of the consideration for such reorganization, consolidation, merger or sale, then it shall be a condition precedent of any such event or transaction that provision shall be made such that each Preferred Share shall thereafter be convertible into such new securities at a conversion price and pricing formula which places the holders of Series B Preferred in an economically equivalent position as they would have been if not for such event. In addition to the foregoing, if the holders of shares of Common Stock receive any non-publicly traded securities or other property or cash as part or all of the consideration for such reorganization, consolidation, merger or sale, then such distribution shall be treated to the extent thereof as a distribution under Section 3.3.4(c) above and such Section shall also apply to such distribution.

                           (i) LIMITATIONS ON HOLDER'S RIGHT TO CONVERT.

                               (i) Notwithstanding anything to the contrary
contained herein, the number of shares of Common Stock that may be acquired by the holder upon conversion pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such holder (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the holder's right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned by the holder's "affiliates" (as defined in Rule 144 of the Act) ("Aggregation Parties") that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 as amended, exists, would exceed 9.99% of the total issued and outstanding shares of the Common Stock (the "Restricted Ownership Percentage"); PROVIDED that (w) each holder shall have the right at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Corporation and (x) each holder shall have the right (subject to waiver) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the announcement as pending or planned, of a transaction or event referred to in Section 3.3.4(l) below.

                               (ii) Each time (a "Covenant Time") the holder or
an Aggregation Party makes a Triggering Acquisition (as defined below) of shares of Common Stock (the "Triggering Shares"), the holder will be deemed to covenant that it will not, during the balance of the day on which such Triggering Acquisition occurs, and during the 61-day period beginning immediately after that day, acquire additional shares of Common Stock pursuant to rights-to-acquire existing at that Covenant Time, if the aggregate amount of such additional shares so acquired (without reducing that amount by any dispositions) would exceed (x) 9.99% of the number of shares of Common Stock outstanding at that Covenant Time (including the Triggering Shares) minus (y) the number of shares of Common Stock actually owned by the holder at that Covenant Time (regardless of how or when acquired, and including the Triggering Shares). A "Triggering Acquisition" means the giving of a Conversion Notice or any other acquisition of Common Stock by the holder or an Aggregation Party; provided, however, that with respect to the giving of such Conversion Notice, if the associated issuance of shares of Common Stock does not occur, such event shall cease to be a Triggering Acquisition and the related covenant under this paragraph shall terminate. At each Covenant Time, the holder shall be deemed to waive any right it would otherwise have to acquire shares of Common Stock to the extent that such acquisition would violate any covenant given by the holder under this paragraph. Notwithstanding anything to the contrary in the Transaction Documents, in the event of a conflict between any covenant given under this paragraph and any obligation of the holder to convert Series B Preferred pursuant to the Transaction Documents, the former shall supersede the latter, and the latter shall be reduced accordingly. For the avoidance of doubt:

                                    (A) The covenant to be given pursuant to
this paragraph will be given at every Covenant Time and shall be calculated based on the circumstances then in effect. The making of a covenant at one Covenant Time shall not terminate or modify any prior covenants.

                                    (B) The holder may therefore from time to
time be subject to multiple such covenants, each one having been made at a different Covenant Time, and some possibly being more restrictive than others. The holder must comply with all such covenants then in effect.

                               (iii) OVERALL LIMIT ON COMMON STOCK ISSUABLE.
Notwithstanding anything contained herein to the contrary, the number of shares of Common Stock issuable by the Company and acquirable by the holders hereunder shall not exceed 2,645,093 shares of Common Stock, subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock (the "Maximum Common Stock Issuance"), unless the issuance of shares hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Company's stockholders in accordance with applicable law and the By-laws and Articles of Incorporation of the Company. The Company agrees that if at any point in time (the "Trigger Date") the number of Common Shares issued pursuant to conversion of the Series B Preferred and exercise of the Warrants, together with the number of Common Shares issued and issuable pursuant to the option under Section 1.4 of the Purchase Agreement and the number of Common Shares that would then be issuable by the Company in the event of conversion of all the Series B Preferred and exercise of all the Warrants then outstanding, would exceed the Maximum Common Stock Issuance but for this Section 3.3.4(i)(iii), then the Company shall promptly call a meeting of stockholders to obtain stockholder approval for the issuance of Common Shares hereunder in excess of the Maximum Common Stock Issuance. If such stockholder approval is not obtained within 60 days of the Trigger Date, then each holder of Series B Preferred shall have the right to sell to the Company such number of Series B Preferred and Warrants which cannot be converted or exercised due to such Maximum Common Stock Issuance limitation at a redemption price equal to the "Mandatory Repurchase Price" (as defined in the Registration Rights Agreement).

                  (j) CERTIFICATE FOR CONVERSION PRICE ADJUSTMENT. The Corporation shall promptly furnish or cause to be furnished to each holder a certificate prepared by the Corporation setting forth any adjustments or readjustments of the Conversion Price pursuant to this Section 3.3.4.

                  (k) SPECIFIC ENFORCEMENT. The Corporation agrees that irreparable damage would occur in the event that any of the provisions of this Restated Certificate of Incorporation were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the holders of Series B Preferred shall be entitled to specific performance, injunctive relief or other equitable remedies to prevent or cure breaches of the provisions of this Restated Certificate of Incorporation and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled under agreement, at law or in equity.

                  (l) MANDATORY REPURCHASE. Each holder shall have the unilateral option and right to compel the Corporation to repurchase any or all of such holder's Series B Preferred within 3 days of a written notice requiring such repurchase, at a price per Preferred Share equal to the Mandatory Repurchase Price if any of the following events involving the Corporation shall have occurred:

                           (i) A Change in Control Transaction (as defined
below);

                           (ii) A "going private" transaction under Rule 13e-3
promulgated pursuant to the Exchange Act; or

                           (iii) A tender offer by the Corporation under Rule
13e-4 promulgated pursuant to the Exchange Act.

                           A "Change in Control Transaction" will be deemed to
exist if (i) there occurs any consolidation or merger of the Corporation with or into any other corporation or other entity or person (whether or not the Corporation is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in excess of 50% of the Corporation's voting power is transferred through a merger, consolidation, tender offer or similar transaction, (ii) any person (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), together with its affiliates and associates (as such terms are defined in Rule 405 under the Securities Act of 1933, as amended (the "Act")), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Corporation's voting power, (iii) there is a replacement of more than one-half of the members of the Corporation's Board of Directors which is not approved by those individuals who are members of the Corporation's Board of Directors on the date thereof, in one or a series of related transactions or (iv) a sale or transfer of all or substantially all of the assets of the Corporation, determined on a consolidated basis.

                  (n) MANDATORY CONVERSION.

                           (x) Subject to subsection (m)(y) below, the Series B
Preferred shall be automatically converted into Common Shares on the three year anniversary of the Closing Date (the "Mandatory Conversion Date"); provided, however, that such Mandatory Conversion Date shall be deferred, at the sole option of a holder of Series B Preferred, for such number of days as is equal to
1.5 times the number of days (A) there is a lack of Effective Registration (as defined below), but not including the first 120 days after the Closing; (B) there is not a sufficient amount of Common Stock available for conversion of all outstanding Series B Preferred and exercise of the Warrants, (C) for any other reason the Corporation refuses or announces its refusal to honor conversion of Series B Preferred or exercise of the Warrants, other than for failure to comply with the notice and delivery requirements of Section 3.3.4(a) above; or (D) for any other reason there is a suspension, restriction or limitation in the ability of holders of Series B Preferred or Warrants to sell Common Shares received upon conversion of Series B Preferred or exercise of the Warrants pursuant to the prospectus included in the Registration Statement (as defined in the Registration Rights Agreement).

                           For purposes of the preceding paragraph, a lack of
Effective Registration shall be deemed to have occurred at any time the Common Shares issuable upon conversion of the Series B Preferred or exercise of the Warrants are not capable of being sold on an Approved Market (as defined in the Purchase Agreement) pursuant to an effective registration statement and deliverable prospectus.

                           (y) Notwithstanding the preceding subsection (m)(x),
no holder of Series B Preferred shall be obligated to convert any Series B Preferred held by such holder on the Mandatory Conversion Date (and there shall be no automatic conversion) unless and until each of the following conditions has been satisfied or exists, each of which shall be a condition precedent to any such forced conversion:

                               (A) no material default or breach exists which
has not been cured, and no event shall have occurred which constitutes (or would constitute with notice or the passage of time or both) a material default or breach of the Purchase Agreement, the Registration Rights Agreement, the Exchange Agreement, the Warrants or this Restated Certificate of Incorporation, which has not been cured;

                               (B) none of the events described in clauses (i)
through (iv) of Section 2(b) of the Registration Rights Agreement shall have occurred and be continuing;

                               (C) the Registration Statement (as defined in the
Registration Rights Agreement) is effective and holders have received unlegended certificates representing Common Shares with respect to all conversions for which Conversion Notices have been given and with respect to all exercises of Warrants for which Notices or Exercise have been given; and

                               (D) the Corporation and its subsidiaries on a
consolidated basis has assets with a net realizable fair market value exceeding its liabilities and is able to pay all its debts as they become due in the ordinary course of business, and the Corporation is not subject to any liquidation, dissolution or winding up of its affairs, or any bankruptcy, insolvency or similar proceeding.

                           (z) Notwithstanding Section 3.3.4(m)(x) above, no
holder's Series B Preferred shall be subject to mandatory conversion to the extent such mandatory conversion would result in the holder of Series B Preferred exceeding any of the limitations contained in Section 3.3.4(i) above. In such event, the shares of Series B Preferred of such holder shall be converted in such amount until such limitation is reached, and the remaining Series B Preferred shall be purchased by the Corporation at the Mandatory Redemption Price (as defined in the Registration Rights Agreement).

                           Such forced conversion shall be subject to and
governed by all the provisions relating to voluntary conversion of the Series B Preferred contained herein.

                  3.3.5 PUBLIC OFFERINGS. In the event the Corporation completes a "bona fide public offering" (as defined below) on or before June 30, 2000, for 90 days immediately following the closing of such an offering, no holder of Series B Preferred shall be entitled to sell any Common Shares issued upon conversion of Series B Preferred during such 90 day period. Beginning on the 90th day following the closing of such bona fide public offering until 180 days following such closing, a holder of Series B Preferred shall be entitled to sell only up to 50% of any Common Shares issued upon conversion of Series B Preferred. Thereafter, a holder shall not be restricted in any way from selling Common Shares.

                  A "bona fide public offering" shall mean a firm commitment, fixed price underwritten public offering of at least $50 million in aggregate proceeds to the Corporation.

                  The foregoing restrictions on the sale of Common Shares shall terminate if any of the following shall have occurred and be continuing:

                  (A) there is a lack of Effective Registration (as defined below), but not including the first 120 days after the Closing; (B) there is not a sufficient amount of Common Stock available for conversion of all outstanding Series B Preferred and exercise of all Warrants and exercise of the option contained in Section 1.4 of the Purchase Agreement in full, (C) for any other reason the Corporation refuses or announces its refusal to honor conversion of Series B Preferred or exercise of the Warrants, other than for failure to comply with the notice and delivery requirements of Section 3.3.4(a) above; or (D) for any other reason there is a suspension, restriction or limitation in the ability of holders of Series B Preferred to sell Common Shares received upon conversion of Series B Preferred pursuant to the prospectus included in the Registration Rights Agreement.

                  For purposes of the preceding paragraph, a lack of Effective Registration shall be deemed to have occurred at any time the Common Shares issuable upon conversion of the Series B Preferred or exercise of the Warrants are not capable of being sold on an Approved Market (as defined in the Purchase Agreement) pursuant to an effective registration statement and deliverable prospectus.

                  Notwithstanding the preceding provisions of this subsection, no holder of Series B Preferred shall be restricted from selling any Common Shares issued upon conversion of Series B Preferred unless and until each of the following conditions has been satisfied or exists, each of which shall be a condition precedent to any such restrictions:

                  (1) no material default or breach exists which has not been cured, and no event shall have occurred which constitutes (or would constitute with notice or the passage of time or both) a material default or breach of the Purchase Agreement (including without limitation any breach of Sections 2.1(ff) or 3.16 thereof), the Registration Rights Agreement, the Exchange Agreement, the Warrants (as defined in the Purchase Agreement) or this Restated Certificate of Incorporation, which has not been cured;

                  (2) none of the events described in clauses (i) through (iv) of Section 2(b) of the Registration Rights Agreement shall have occurred and be continuing;

                  (3) the Registration Statement (as defined in the Registration Rights Agreement) is effective and holders have received unlegended certificates representing Common Shares with respect to all conversions for which Conversion Notices have been given and with respect to all exercises of the Warrants for which Notices of Exercise have been given;

                  (4) the Corporation and its subsidiaries on a consolidated basis has assets with a net realizable fair market value exceeding its liabilities and is able to pay all its debts as they become due in the ordinary course of business, and the Corporation is not subject to any liquidation, dissolution or winding up of its affairs, or any bankruptcy, insolvency or similar proceeding;

                  (5) no event described in Section 3.3.4(l) above occurred or was announced or publicly disclosed that it would or has occurred; and

                  (6) each member of management of the Corporation is subject to the same restriction on selling shares of Common Stock for at least the same percentage and time period as the holders of Series B Preferred hereunder.

                  3.3.6 VOTING RIGHTS. In addition to all other requirements imposed by Delaware law, and all other voting rights granted under the Corporation's Restated Certificate of Incorporation, the affirmative vote of two-thirds in interest of the Corporation's outstanding Series B Preferred shall be necessary for (i) any amendment, modification or repeal of Section 3.3 of this Restated Certificate of Incorporation (whether by merger, consolidation or otherwise) or for any merger, reclassification, consolidation or reorganization, or (ii) any amendment to the Restated Certificate of Incorporation or by-laws of the Corporation that may amend or change or adversely affect any of the rights, preferences, or privileges of the Series B Preferred, provided, however, that holders of Series B Preferred (other than the Investor under the Purchase Agreement and their affiliates) who are affiliates of the Corporation (and the Corporation itself) shall not participate in such vote and the Series B Preferred of such holders shall be disregarded and deemed not to be outstanding for purposes of such vote.

                  3.3.7 NOTICES. The Corporation shall distribute to the holders of Series B Preferred copies of all notices, materials, annual and quarterly reports, proxy statements, information statements and any other documents distributed generally to the holders of shares of Common Stock of the Corporation, at such times and by such method as such documents are distributed to such holders of such Common Stock.

                  3.3.8 REPLACEMENT CERTIFICATES. The certificate(s) representing the Series B Preferred held by any holder of Series B Preferred may be exchanged by such holder at any time and from time to time for certificates with different denominations representing an equal aggregate number of Series B Preferred, as reasonably requested by such holder, upon surrendering the same. No service charge will be made for such registration or transfer or exchange. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any stock certificate representing the Series B Preferred and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or upon surrender and cancellation of such stock certificate if mutilated, the Corporation will make and deliver a new stock certificate of like tenor and dated as of such cancellation at no charge to the holder.

                  3.3.9 ATTORNEYS' FEES. In connection with enforcement by a holder of Series B Preferred of any obligation of the Corporation hereunder, the prevailing party shall be entitled to recovery of reasonable attorneys' fees and expenses incurred.

                  3.3.10 NO REISSUANCE. No Series B Preferred acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued.

                  3.3.11 SEVERABILITY OF PROVISIONS. If any right, preference or limitation of the Series B Preferred set forth in this Restated Certificate of Incorporation (as this Restated Certificate of Incorporation may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this Restated Certificate of Incorporation, which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein set forth be deemed dependent upon any such other right, preference or limitation unless so expressed herein.

                  3.3.12 LIMITATIONS. Except as may otherwise be required by law and as are set forth in the Purchase Agreement, the Exchange Agreement and the Registration Rights Agreement, the Series B Preferred shall not have any powers, preference or relative participating, optional or other special rights other than those specifically set forth in this Restated Certificate of Incorporation (as may be amended from time to time).

                                       IV

         4.1 LIMITATION OF DIRECTORS' LIABILITY. A director shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this Article IV shall not eliminate or limit the liability of a director (i) for any breach of his duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derives an improper personal benefit.

         4.2 INDEMNIFICATION OF CORPORATE AGENTS.

                  4.2.1 The Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same exists from time to time indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

                  4.2.2 In addition, the Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same may exist from time to time, pay to such person any and all expenses (including attorneys' fees) incurred in defending or settling any such action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount if it shall ultimately be determined by a final judgment or other final adjudication that he is not entitled to be indemnified by the Corporation as authorized in this Article.

                  4.2.3 Sections 4.2.1 and 4.2.2 to the contrary notwithstanding, the Corporation shall not indemnify any such person with respect to any of the following matters: (i) remuneration paid to such person if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; or (ii) any accounting of profits made from the purchase or sale by such person of the Corporation's securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or (iii) actions brought about or contributed to by the dishonesty of such person, if a final judgment or other final adjudication adverse to such person establishes that acts of active and deliberate dishonesty were committed or attempted by such person with actual dishonest purpose and intent and were material to the adjudication; or (iv) actions based on or attributable to such person having gained any personal profit or advantage to which he was not entitled, in the event that a final judgment or other final adjudication adverse to such person establishes that such person in fact gained such personal profit or other advantage to which he was not entitled; or (v) any matter in respect of which a final decision by a court with competent jurisdiction shall determine that indemnification is unlawful.

                  4.2.4 The rights to indemnification and to the advancement of expenses conferred in this Article IV shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Restated Certificate of Incorporation, the Bylaws of the Corporation, by agreement, vote of stockholders, or disinterested directors or otherwise.

         4.3 REPEAL OR MODIFICATION. Any repeal or modification of the foregoing provisions of this Article IV by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by the undersigned duly authorized officer of the Corporation on ______ __, 2000.

                                         NETGURU, INC.


                                         By:
                                              ----------------------------------
                                                  Jyoti Chatterjee, President


                                         By:
                                              ----------------------------------
                                                  Eric Christensen, Secretary

                                                                       EXHIBIT B

                                  NETGURU, INC.

                             2000 STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN. The purpose of this 2000 Stock Option Plan (the "Plan") of netGuru, Inc., a Delaware corporation (the "Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and key personnel. The Plan is intended to advance the interests of the Company by affording to directors and key employees, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by consultants of the Company and by employees of companies that do business with the Company. For purposes of this Plan, the term "Company" shall include subsidiaries of the Company.

         2. LEGAL COMPLIANCE. It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to consultants of the Company and to employees of companies that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

         3. ADMINISTRATION OF THE PLAN.

                  3.1 PLAN COMMITTEE. The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two nor more than five persons. Such persons shall be directors of the Company. Notwithstanding the foregoing, the Board may act as the Committee at any time or from time to time.

                  3.2 GRANTS OF OPTIONS BY THE COMMITTEE. In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in SECTION 7. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

                  3.3 COMMITTEE PROCEDURES. The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

                  3.4 FINALITY OF COMMITTEE ACTION. The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Committee and each of the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

                  3.5 NON-LIABILITY OF COMMITTEE MEMBERS. No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

         4. BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN. The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any Option previously granted under the Plan without the express written consent of the Optionee; or (ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to Optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the Option exercise price described in
SECTION 8, without stockholder approval.

         5. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Committee is authorized to grant Options for up to 1,000,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with SECTION 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

         6. OPTIONEES. Options shall be granted only to officers, directors or key employees of the Company, consultants of the Company or employees of companies that do business with the Company designated by the Committee from time to time as Optionees. Any Optionee may hold more than one Option to purchase Common Stock, whether such Option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time (working at least 30 hours per week) employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in
SECTION 10.3.

         7. GRANTS OF OPTIONS. The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of such resolution. Notwithstanding the foregoing, unless the Committee consists solely of non-employee directors, any Option granted to an executive officer, director or 10% beneficial owner for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), shall either be (a) conditioned upon the Optionee's agreement not to sell the shares of Common Stock underlying the Option for at least six months after the date of grant or (b) approved by the entire Board or by the stockholders of the Company.

         8. OPTION EXERCISE PRICE. The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than 100% of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to 110% of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than 85% of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee. For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day immediately preceding such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the Nasdaq National Market System) or (2) the closing representative bid price (in all other cases) for the Common Stock on the day immediately preceding such date as reported by Nasdaq or such successor quotation system; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the closing bid price for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

         9. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

         10. DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

                  10.1 OPTION PERIOD. The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten years from the date on which the Option is granted, or five years in the case of a grant of an ISO to an Optionee who is a 10% stockholder at the date on which the Option is granted as described in SECTION 8.

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

                  10.2 EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee.

                  10.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE," OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT. All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be a full or part-time (working at least 30 hours per week) employee of the Company; provided, however, that the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company. Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 15), he may, at any time before the expiration of three months after such termination or before expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment);
(ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of twelve months after such termination or before expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of an Optionee, an Option exercisable by him at the date of his death shall be exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him, as the case may be, within twelve months after his death or before the expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 14, his Option shall terminate immediately upon termination of employment, and such Option shall be deemed to have been forfeited by the Optionee. For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company; or (3) which violates any other directive or policy promulgated by the Company. A termination for "cause" may also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "cause."

         11. MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

                  11.1 WRITTEN NOTICE OF EXERCISE. An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

                  11.2 CASH PAYMENT FOR OPTIONED SHARES. If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

                  11.3 STOCK SWAP FEATURE. At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. If the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of SECTION 8.

                  11.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE. The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by SECTION 10.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or
(ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

                  11.5 STOCKHOLDER RIGHTS OF OPTIONEE. Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by SECTION 10.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in SECTION 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

                  11.6 HOLDING PERIODS FOR TAX PURPOSES. The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

         12. SUCCESSIVE GRANTS. Successive grants of Options may be made to any Optionee under the Plan.

         13. ADJUSTMENTS.

                  (a) If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised Options shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the exercise price per share.

                  (b) In the event of the dissolution or liquidation of the Company, any outstanding and unexercised Options shall terminate as of a future date to be fixed by the Committee.

                  (c) In the event of a Reorganization (as hereinafter defined), then,

                           (i) If there is no plan or agreement with respect to
the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then any outstanding and unexercised Options shall terminate as of a future date to be fixed by the Committee; or

                           (ii) If there is a Reorganization Agreement, and the
Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised Options, and shall adjust the shares remaining under the Plan which are then available for the issuance of Options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such Options and shares.

                  (d) The term "reorganization" as used in this SECTION 13 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any Options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

                  (e) The Committee shall provide to each Optionee then holding an outstanding and unexercised Option not less than 30 calendar days' advanced written notice of any date fixed by the Committee pursuant to this SECTION 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised Options. Except as the Committee may otherwise provide, each Optionee shall have the right during such period to exercise his Option only to the extent that the Option was exercisable on the date such notice was provided to the Optionee.

                  Any adjustment to any outstanding ISO pursuant to this SECTION 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this SECTION 13 referred to as the "old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

                  (f) No modification, extension, renewal, or other change in any Option granted under the Plan may be made, after the grant of such Option, without the Optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

                  (g) All adjustments and determinations under this SECTION 13 shall be made by the Committee in good faith in its sole discretion.

         14. CONTINUED EMPLOYMENT. As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee, in addition to remaining in the employ of the Company, or of its affiliates, to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

         15. TAX WITHHOLDING. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. When an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any Option, the Optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in SECTION 8, with reference to the date the amount of tax to be withheld is determined. The Optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an Optionee who is an officer of the Company within the meaning of Section 16 of the 1934 Act, to be effective, must meet all of the requirements of Section 16 of the 1934 Act.

         16. TERM OF PLAN.

                  16.1 EFFECTIVE DATE. Subject to stockholder approval, the Plan shall become effective as of June 30, 2000.

                  16.2 TERMINATION DATE. Except as to Options granted and outstanding under the Plan prior to such time, the Plan shall terminate at midnight on June 29, 2010, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in SECTION 4.

         17. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

         18. GOVERNING LAW. The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of California.

         19. INFORMATION TO OPTIONEES. Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.